Web.com Reports Fourth Quarter and Full Year 2008 Financial Results

Full Year Cash Flow from Operations Grows 46%

JACKSONVILLE, FL – February 10, 2009 – Web.com (NASDAQ: WWWW), a leading provider of online marketing for small businesses, today announced results for the fourth quarter and full year ended December 31, 2008.

“During 2008, Web.com continued to make great strides towards establishing itself as the premier provider of integrated, end-to-end online marketing solutions for the small and medium-sized business market,” said David Brown, Chairman and CEO of Web.com.   “We enter 2009 with over a quarter of a million subscribers, a debt-free balance sheet, and a strong cash flow track record.  We believe we have proven the operating leverage potential inherent in our business model, and we continue to put in place strategic partnerships and initiatives that we believe will provide Web.com with an enhanced growth profile when the environment improves.”

Summary of Fourth Quarter 2008 Results:

•
Total revenue, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $29.0 million for the fourth quarter of 2008, a decrease of 6% compared to $30.9 million for the fourth quarter of 2007.

•
For the fourth quarter, GAAP operating loss was $100 million, representing a negative GAAP operating margin of 346%.  GAAP net loss per diluted share was $3.74, as a result of a $103 million goodwill and asset impairment charge resulting from a combination of factors including a change in the Company’s market capitalization.  For the fourth quarter of 2007, GAAP operating loss was $0.6 million and GAAP net loss per diluted share was $0.01.

•
Non-GAAP operating income was a record $6.4 million for the fourth quarter of 2008, representing a non-GAAP operating margin of 22% and an increase of 84% compared to $3.5 million for the fourth quarter of 2007.

•
Non-GAAP net income was a record $6.5 million for the fourth quarter of 2008, an increase of 72% compared to $3.8 million for the fourth quarter of 2007.  Non-GAAP net income per diluted share exceeded the high end of guidance at $0.23 for the fourth quarter of 2008, an increase of 77% compared to $0.13 for the fourth quarter of 2007.

•
Adjusted EBITDA, which excludes the impact of stock-based compensation, restructuring charges, and goodwill and asset impairment, was $7.2 million for the fourth quarter of 2008, an increase of 91% compared to $3.8 million for the fourth quarter of 2007.

•	Cash flows from operations were $4.8 million for the fourth quarter of 2008, an increase of 234% compared to $1.4 million for the fourth quarter of 2007.

Brown added, “Web.com’s fourth quarter results were highlighted by strong non-GAAP profitability, margin expansion and cash flow.  Despite the non-cash goodwill and asset impairment charge that impacted our GAAP results, for the first time in the company’s history we delivered a non-GAAP operating margin of over 22%, which was a primary driver to another quarter of strong cash flows from operations enabling the company to finish the full year with non-GAAP earnings per share growth of 44%.”

Other Highlights:

•	Web.com’s total net subscribers were approximately 265,000 at the end of the fourth quarter of 2008, an increase from 263,000 at the end of the fourth quarter of 2007.

•	Customer churn matched an all-time low of 3.9% in the fourth quarter, down from 4.0% in the third quarter of 2008.

Financial Results for the Full Year 2008

•	Total revenue for the full year 2008 was $122.5 million, an increase of 48% compared to $82.5 million for the full year 2007.

•
For the full year 2008, GAAP operating loss was $97 million and GAAP net loss per diluted share was $3.51, as a result of the $103 million goodwill and asset impairment charge mentioned above.  For the full year 2007, GAAP operating income was $1.5 million and GAAP net income per diluted share was $0.06.

•
For the full year 2008, the Company reported record non-GAAP operating income of $21.8 million, representing a non-GAAP operating margin of 18%.  Non-GAAP net income per diluted share was a record $0.75 for the full year 2008, an increase of 44% compared to $0.52 for the full year 2007.

•
The Company generated adjusted EBITDA, excluding the impact of stock-based compensation, restructuring charges, and goodwill and asset impairment of $24.7 million for the full year 2008, an increase of 129% compared to $10.8 million for the full year 2007.  The Company generated record cash flows from operations of $15 million for the full year 2008, an increase of 46% compared to the full year 2007.

Conference Call Information

Management will host a conference call to discuss Web.com’s results and other matters related to the Company’s business, including guidance related to future results, today February 10, 2009, at 5:00 p.m. (Eastern Time). To access this call, dial 888-215-6955 (domestic) or 913-312-1304 (international). A replay of this conference call will be available for a limited time at 888-203-1112 (domestic) or 719-457-0820 (international). The replay passcode is 1667480. A webcast of this conference call will also be available for a limited time on the “Investor Relations” page of the Company's website, http://www.web.com.

All per share numbers for non-GAAP net income per share are expressed on a weighted-average diluted per share basis. Non-GAAP net income excludes stock-based compensation expense, amortization expense related to acquisitions, restructuring charges, the deferred revenue adjustment due to purchase accounting, income tax expense, and includes an estimated cash tax rate to be paid during 2008.  Non-GAAP operating income excludes stock-based compensation expense, amortization expense related to acquisitions, restructuring charges, and the deferred revenue adjustment related to purchase accounting.  A reconciliation of GAAP financial measures to non-GAAP financial measures results has been provided in the financial statement tables included in this press release.  An explanation of these measures is also included below under the heading “Use of Non-GAAP Financial Measures.”

About Web.com
Web.com Group, Inc. (NASDAQ: WWWW) is a leading provider of online marketing for small businesses. Web.com offers a full range of online services, including Internet marketing and advertising, local search, search engine marketing, search engine optimization, lead generation, home contractor specific leads, website design and publishing, logo and brand development and eCommerce solutions, meeting the needs of small businesses anywhere along their lifecycle. For more information on the company, please visit http://www.web.com/ or call 1-800-GETSITE.

Note to Editors: Web.com is a registered trademark of Web.com Group, Inc.

Use of Non-GAAP Financial Measures
Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G.  Web.com believes presenting non-GAAP net income attributable to common stockholders, non-GAAP net income per share attributable to common stockholders and non-GAAP operating income is useful to investors, because it describes the operating performance of the company and helps investors gauge the company’s ability to generate cash flow, excluding some recurring charges that are included in the most directly comparable measures calculated and presented in accordance with GAAP.  Company management uses these non-GAAP measures as important indicators of the company’s past performance and in planning and forecasting performance in future periods. The non-GAAP financial information Web.com presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.  You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.

Relative to each of the non-GAAP measures the company presents above, management further sets forth its rationale as follows:

•
Non-GAAP Operating Income.  The Company excludes from non-GAAP operating income amortization of intangibles, fair value adjustment to deferred revenue, restructuring charges and stock based compensation charges.  Management believes that excluding these non-cash charges assists investors in evaluating period-over-period changes in the Company’s operating income without the impact of items that are not a result of the Company’s day-to-day business and operations.

•
Non-GAAP Net Income and Non-GAAP Net Income Per Share.  The Company excludes from non-GAAP net income and non-GAAP net income per share amortization of intangibles, income tax expense, fair value adjustment to deferred revenue, restructuring charges and stock based compensation, and includes cash income tax expense, because management believes that excluding such measures helps investors better understand the Company’s operating activities.

•
Adjusted EBITDA.  The Company excludes from Adjusted EBITDA depreciation expense, amortization of intangibles, income tax, interest expense, interest income, goodwill impairment, and stock based compensation, because management believes that excluding such items helps investors better understand the Company’s operating activities.

In respect of the foregoing, Web.com provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

•
Stock-based compensation.   These expenses consist of expenses for employee stock options and employee stock purchases under SFAS 123(R). The Company excludes stock-based compensation expenses from our non-GAAP measures primarily because they are non-cash expenses. Prior to the adoption of SFAS 123(R) in fiscal 2006, the Company did not include expenses related to employee stock options and employee stock purchases directly in its financial statements, but elected, as permitted by SFAS 123, to disclose such expenses in the footnotes to its financial statements. As the Company applies SFAS 123(R), it believes that it is useful to its investors to understand the impact of the application of SFAS 123(R) to its operational performance, liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures. While stock-based compensation expense calculated in accordance with SFAS 123(R) constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense that typically requires or will require cash settlement by the Company and because such expense is not used by management to assess the core profitability of the Company’s business operations. The Company further believes these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. In addition, excluding this item from various non-GAAP measures facilitates comparisons to the Company’s competitors’ operating results.

•
Amortization of intangibles.  The Company incurs amortization of acquired intangibles under SFAS 141. Acquired intangibles primarily consist of customer relationships, non-compete agreements, trade names, and developed technology. The Company expects to amortize for accounting purposes the fair value of the acquired intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although the intangible assets generate revenue for the Company, the item is excluded because this expense is non-cash in nature and because the Company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance, liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures. In addition, excluding this item from various non-GAAP measures facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to the Company’s competitors’ operating results.

•
Restructuring charges.  The Company has recorded restructuring charges.  The Company excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company’s business operations.

•
Income tax expense.  Due to the magnitude of the Company’s historical net operating losses and related deferred tax asset, the Company excludes income tax expense from its non-GAAP measures primarily because they are not indicative of the cash tax paid by the Company and therefore are not reflective of ongoing operating results. Further, excluding this non-cash item from non-GAAP measures facilitates management’s internal comparisons to the Company’s historical operating results.

•
Fair value adjustment to deferred revenue.  The Company has recorded a fair value adjustment to acquired deferred revenue in accordance with SFAS 141. The Company excludes the impact of this adjustment from its non-GAAP measures, because doing so results in non-GAAP revenue and non-GAAP net income which are reflective of ongoing operating results and more comparable to historical operating results, since the majority of the Company’s revenue is recurring subscription revenue. Excluding the fair value adjustment to deferred revenue therefore facilitates management’s internal comparisons to the Company’s historical operating results.

•
Goodwill impairment.  The Company has recorded a goodwill asset impairment in accordance with SFAS 142.  The Company excludes the impact of this adjustment from its non-GAAP measures, because doing so results in non-GAAP operating income and net income which are more reflective of ongoing operating results and more comparable to historical operating results.  Excluding the goodwill asset impairment therefore facilitates management’s internal comparisons to the Company’s historical operating results.

Forward-Looking Statements
This press release includes certain “forward-looking statements” including, without limitation, statements regarding Web.com’s expectations about its future financial performance and market position, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts.  As a result of the ultimate outcome of such risks and uncertainties, Web.com’s actual results could differ materially from those anticipated in these forward-looking statements.  These statements are based on our current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements.  Certain risk factors are set forth under the caption "Risk Factors" in Web.com’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission, which is available on a website maintained by the Securities and Exchange Commission at www.sec.gov.  Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Contact:
Tim Dolan
ICR
617-956-6725
tdolan@icrinc.com

Peter Delgrosso
Web.com
904-680-6696
pdelgrosso@web.com

Source:  Web.com

Web.com Group, Inc.
Consolidated Statements of Operations
(in thousands except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
	(unaudited)	(unaudited)	(unaudited)	(audited)
Revenue:
Subscription	$28,033	$29,670	$117,256	$77,676
License	346	342	2,474	2,437
Professional services	665	869	2,758	2,408
Total revenue	29,044	30,881	122,488	82,521

Cost of revenue (excluding depreciation and amortization
shown separately below):
Subscription (a)	9,868	11,156	42,585	32,381
License	95	85	528	751
Professional services	316	351	1,310	1,299
Total cost of revenue	10,279	11,592	44,423	34,431

Gross profit	18,765	19,289	78,065	48,090

Operating expenses:
Sales and marketing (a)	6,510	6,894	28,923	19,308
Research and development (a)	2,037	2,438	9,862	5,075
General and administrative (a)	4,334	7,167	19,391	16,513
Restructuring charges	307	1	836	243
Depreciation and amortization	3,431	3,341	13,408	5,454
Goodwill and asset impairment	102,552	-	102,552	-
Total operating expenses	119,171	19,841	174,972	46,593
(Loss) Income from operations	(100,406)	(552)	(96,907)	1,497

Other income:
Interest, net	187	397	822	1,938
(Loss) Income before income taxes	(100,219)	(155)	(96,085)	3,435
Income tax expense	30	66	125	2,077
Net (loss) income	$(100,249)	$(221)	$(96,210)	$1,358

Net (loss) income per common share
Basic	$(3.74)	$(0.01)	$(3.51)	$0.07
Diluted	$(3.74)	$(0.01)	$(3.51)	$0.06
Weighted-average number of shares used in per share amounts:
Basic	26,784	26,428	27,398	19,802
Diluted	26,784	29,709	27,398	22,224

(a) Stock based compensation included above:
Subscription (cost of revenue)	$100	$76	$357	$244
Sales and marketing	238	266	933	774
Research and development	119	104	441	312
General and administration	830	519	3,058	2,238
Total	$1,287	$965	$4,789	$3,568

Web.com Group, Inc.
Consolidated Balance Sheets
(in thousands except per share data)

	December 31, 2008	December 31, 2007
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$34,127	$29,746
Restricted investments	-	4,805
Accounts receivable, net of allowance $645 and $791 thousand, respectively	5,019	6,204
Inventories, net of reserves of $78 and $67, respectively	39	26
Prepaid expenses	1,430	4,248
Prepaid marketing fees	665	793
Deferred taxes	1,786	1,723
Other current assets	133	759
Total current assets	43,199	48,304

Restricted investments	316	1,675
Property and equipment, net	8,204	7,153
Goodwill	9,000	107,933
Intangible assets, net	62,085	69,422
Other assets	383	526
Total assets	$123,187	$235,013

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,650	$2,034
Accrued expenses	6,284	9,097
Accrued restructuring costs and other reserves	2,375	10,484
Deferred revenue	7,831	8,501
Accrued marketing fees	263	279
Notes payable, current	59	1,186
Obligations under capital lease, current	-	1
Other liabilities	127	197
Total current liabilities	18,589	31,779

Accrued rent expense	535	105
Deferred revenue	180	147
Notes payable, long term	-	59
Accrued restructuring costs and other reserves, long term	1,214	3,116
Deferred tax liabilites, long term	3,351	3,351
Other long term liabilities	25	25
Total liabilities	23,894	38,582

Stockholders' equity
Common stock, $0.001 par value; 150,000,000 shares authorized; 28,093,759 and 27,472,686 shares issued and 26,633,436 and 27,472,686 shares outstanding at December 31, 2008 and 2007, respectively.	27	27
Additional paid-in capital	256,763	254,208
Treasury Stock, at cost, 1,460,323 and 0 shares at December 31, 2008 and 2007, respectively.	(3,483)	-
Accumulated deficit	(154,014)	(57,804)
Total stockholders' equity	99,293	196,431

Total liabilities and stockholders' equity	$123,187	$235,013

Web.com Group, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands except per share data)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Reconciliation of GAAP revenue to non-GAAP revenue
GAAP revenue	$29,044	$30,881	$122,488	$82,521
Fair value adjustment to deferred revenue	15	459	282	564
Non-GAAP revenue	$29,059	$31,340	$122,770	$83,085

Reconciliation of GAAP net (loss) income to non-GAAP net income
GAAP net (loss) income	$(100,249)	$(221)	$(96,210)	$1,358
Amortization of intangibles	2,632	2,618	10,252	3,940
Goodwill and asset impairment	102,552	-	102,552	-
Loss on disposal of fixed assets	44	-	44	-
Income tax expense	30	66	125	2,077
Cash income tax expense	(113)	(97)	(270)	(189)
Fair value adjustment to deferred revenue	15	459	282	564
Restructure expense	307	1	836	243
Stock based compensation	1,287	965	4,789	3,568
Non-GAAP net income	$6,505	$3,791	$22,400	$11,561

Reconciliation of GAAP basic net (loss) income per share to non-GAAP basic net income per share
Basic GAAP net (loss) income per share	$(3.74)	$(0.01)	$(3.51)	$0.07
Amortization of intangibles per share	0.10	0.09	0.38	0.20
Goodwill and asset impairment per share	3.82	-	3.75	-
Loss on disposal of fixed assets per share	0.00	-	0.00	-
Income tax expense per share	0.00	0.00	0.00	0.10
Cash income tax expense per share	(0.00)	(0.00)	(0.01)	(0.01)
Fair value adjustment to deferred revenue per share	0.00	0.02	0.01	0.03
Restructure expense per share	0.01	0.00	0.03	0.01
Stock based compensation per share	0.05	0.04	0.17	0.18
Basic Non-GAAP net income per share	$0.24	$0.14	$0.82	$0.58

Reconciliation of GAAP diluted net (loss) income per share to non-GAAP net income per share
Fully diluted shares:
Common stock	26,784	26,428	27,398	19,802
Diluted stock options	976	2,936	2,136	1,983
Warrants	12	206	142	196
Escrow shares	-	139	104	243
Total	27,772	29,709	29,780	22,224

Diluted GAAP net (loss) income per share	$(3.74)	$(0.01)	$(3.51)	$0.06
Dilutive equity and warrants per share	0.13	-	$0.28	-
Amortization of intangibles per share	0.09	0.09	0.34	0.18
Goodwill and asset impairment per share	3.69	-	3.45	-
Loss on disposal of fixed assets per share	0.00	-	0.00	-
Income tax expense per share	0.00	0.00	0.00	0.09
Cash income tax expense per share	(0.00)	(0.00)	(0.01)	(0.01)
Fair value adjustment to deferred revenue per share	0.00	0.02	0.01	0.03
Restructure expense per share	0.01	0.00	0.03	0.01
Stock based compensation per share	0.05	0.03	0.16	0.16
Diluted Non-GAAP net income per share	0.23	$0.13	0.75	$0.52

Reconciliation of GAAP operating (loss) income to non-GAAP operating income
GAAP operating (loss) income	$(100,406)	$(552)	$(96,907)	$1,497
Amortization of intangibles	2,632	2,618	10,252	3,940
Goodwill and asset impairment	102,552	-	102,552	-
Loss on disposal of fixed assets	44	-	44	-
Fair value adjustment to deferred revenue	15	459	282	564
Restructuring charges	307	1	836	243
Stock based compensation	1,287	965	4,789	3,568
Non-GAAP operating income	$6,431	$3,491	$21,848	$9,812

Reconciliation of GAAP operating (loss) income to Non-GAAP operating income excluding goodwill and asset impairment charges
GAAP operating (loss) income	$(100,406)	$(552)	$(96,907)	$1,497
Goodwill and asset impairment	102,552	-	102,552	-
Non-GAAP operating income without goodwill and asset impairment charges	$2,146	$(552)	$5,645	$1,497

Reconciliation of GAAP operating margin to non-GAAP operating margin
GAAP operating margin	-346%	-2%	-79%	2%
Amortization of intangibles	9%	8%	8%	5%
Goodwill and asset impairment	354%	0%	84%	0%
Loss on disposal of fixed assets	0%	0%	0%	0%
Fair value adjustment to deferred revenue	0%	1%	0%	1%
Restructuring charges	1%	0%	1%	0%
Stock based compensation	4%	4%	4%	4%
Non-GAAP operating margin	22%	11%	18%	12%

Reconciliation of GAAP operating (loss) income to adjusted EBITDA
GAAP operating (loss) income	$(100,406)	$(552)	$(96,907)	$1,497
Goodwill and asset impairment	102,552	-	102,552	-
Depreciation and amortization	3,431	3,341	13,408	5,454
Stock based compensation	1,287	965	4,789	3,568
Restructuring charges	307	1	836	243
Adjusted EBITDA	$7,171	$3,755	$24,678	$10,762

Reconciliation of GAAP net (loss) income per dilutive share to GAAP net income per diluted share excluding goodwill and asset impairment charges
Diluted GAAP net (loss) income per share	$(3.74)	$(0.01)	$(3.51)	$0.06
Dilutive equity and warrants per share	0.13	-	0.28	-
Goodwill and asset impairment	3.69	-	3.44	-
Diluted GAAP net income per share excluding goodwill and asset impairment charges	$0.08	$(0.01)	$0.21	$0.06

Web.com Group, Inc.
Consolidated Statement of Cash Flows
(in thousands)

	Twelve Months Ended December 31,
	2008	2007
	(unaudited)	(audited)
Cash flows from operating activities

Net income	$(96,210)	$1,358
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	13,408	5,454
Goodwill impairment loss	102,552	-
Loss on disposal of assets	44	-
Stock-based compensation expense	4,789	3,568
Restructuring charges	836	243
Deferred income tax	(63)	1,868
Changes in operating assets and liabilities:
Accounts receivable	1,275	517
Inventories	(13)	43
Prepaid expenses and other assets	3,270	484
Accounts payable, accrued expenses and other liabilities	(13,882)	(3,514)
Deferred revenue	(1,034)	261
Net cash provided by operating activities	14,972	10,282

Cash flows from investing activities

Business acquisition, net of cash received	(4,573)	(18,380)
Proceeds from sale of investment	8,500	-
Purchase of investment	(3,491)	-
Change in restricted investments	1,194	263
Purchase of property and equipment	(4,321)	(3,807)
Investment in intangible assets	(995)	(2,109)
Net cash (used in) investing activities	(3,686)	(24,033)

Cash flows from financing activities

Stock issuance costs	(23)	-
Common stock repurchased	(6,866)	-
Payment of debt obligations	(1,187)	(1,437)
Proceeds from exercise of stock options	1,171	2,779
Net cash (used in) provided by financing activities	(6,905)	1,342

Net increase (decrease) in cash and cash equivalents	4,381	(12,409)
Cash and cash equivalents, beginning of period	29,746	42,155
Cash and cash equivalents, end of period	$34,127	$29,746

Supplemental cash flow information:
Interest paid	$26	$13
Income tax paid	$146	$199